Commitments and Contingent Liabilities	12 Months Ended
Apr. 02, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
COMMITMENTS AND CONTINGENT LIABILITIES

The Company leases certain of its corporate, wafer fabrication and other facilities from multiple third-party real estate developers. The remaining terms of these operating leases range from less than one year to 12 years. Several have renewal options of up to two, ten-year periods and several also include standard inflation escalation terms. Several also include rent escalation, rent holidays, and leasehold improvement incentives which are recognized to expense on a straight-line basis. The amortization period of leasehold improvements made either at the inception of the lease or during the lease term is amortized over the lesser of the remaining life of the lease term (including renewals that are reasonably assured) or the useful life of the asset. The Company also leases various machinery and equipment and office equipment under non-cancelable operating leases. The remaining terms of these operating leases range from less than one year to approximately three years. As of April 2, 2016, the total future minimum lease payments related to facility and equipment operating leases is approximately $52.4 million.

Minimum future lease payments under non-cancelable operating leases as of April 2, 2016, are as follows (in thousands):

Fiscal Year
2017	$12,012
2018	9,420
2019	6,702
2020	4,628
2021	4,142
Thereafter	15,448
Total minimum payment	$52,352

Rent expense under operating leases, including facilities and equipment, was approximately $14.2 million, $12.1 million, and $10.7 million for fiscal years 2016, 2015 and 2014, respectively.

Legal Matters

The Company accrues a liability for legal contingencies when it believes that it is both probable that a liability has been incurred and that it can reasonably estimate the amount of the loss. The Company reviews these accruals and adjusts them to reflect ongoing negotiations, settlements, rulings, advice of legal counsel and other relevant information. To the extent new information is obtained and the Company's views on the probable outcomes of claims, suits, assessments, investigations or legal proceedings change, changes in the Company's accrued liabilities would be recorded in the period in which such determination is made.

The Company is involved in various legal proceedings and claims that have arisen in the ordinary course of its business that have not been fully adjudicated. These actions, when finally concluded and determined, will not, in the opinion of management, have a material adverse effect upon the Company’s consolidated financial position or results of operations.